                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 24, 2002


                         DELTA FAMILY-CARE SAVINGS PLAN
               --------------------------------------------------
                           (Exact Name of Registrant)


      Not Applicable                     1-5424                Not Applicable
   -------------------------      -----------------------   --------------------
(State or other jurisdiction of        (Commission              (IRS Employer
         incorporation)                File Number)          Identification No.)



                   P.O. Box 20706; Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)



      Administrator's telephone number, including area code: (404) 715-2724
                                                             --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Delta Family-Care Savings Plan ("Plan"), on May 24, 2002, informed Arthur Andersen LLP ("Andersen") that Andersen would no longer be engaged as the Plan's independent public accountants. The Plan also engaged Deloitte & Touche LLP to serve as the Plan's independent public accountants for 2002.

Andersen's reports on the Plan's financial statements for the past two years and the transition period from July 1, 2001 to December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Plan's two most recent fiscal years and the transition period from July 1, 2001 to December 31, 2001, and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Plan's financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

Delta provided Andersen with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of Andersen's letter, dated May 28, 2002, stating its agreement with such statements.

During the Plan's two most recent fiscal years and the transition period from July 1, 2001 to December 31, 2001, and through the date of this Form 8-K, the Plan did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c)  Exhibits.  The following exhibits are filed with this documents.

Exhibit
Number            Description
------            -----------
16                Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated May 28, 2002

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DELTA FAMILY-CARE SAVINGS PLAN




                                 By:        /s/ Leon A. Piper
                                     ------------------------------------
                                     Leon A. Piper
                                     Chairman, Administrative Committee
                                     Delta Air Lines, Inc.

Dated:  May 31, 2002

                                  EXHIBIT INDEX

Exhibit
Number             Description
------             -----------
16                Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated May 28, 2002


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